UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 25, 2005

THERMADYNE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22378	74-2482571
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

16052 Swingley Ridge Road, Suite 300
Chesterfield, Missouri		63017
(Address of principal executive offices)		(Zip Code)

(636) 728-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) On October 25, 2005 the Board of Directors of Thermadyne Holdings Corporation (the “Company”) elected J. Joe Adorjan as a Director of the Company.

Mr. Adorjan is Chairman of Adven Capital, a private equity firm and is a Partner of Stonington Partners Inc., with $1 billion of equity investment capital.  He served as Chairman and Chief Executive Officer of Borg-Warner Security Corporation, a provider of security services, from 1995-2000.

Prior to joining Borg-Warner Security Corporation, Mr. Adorjan was president of Emerson Electric, where he was responsible for the successful integration of the Fisher Controls Company into Emerson’s existing process control companies, creating Fisher-Rosemont, the world’s leader in process control and instrumentation.

Mr. Adorjan served as chairman and chief executive officer of ESCO Electronics Corporation from 1990 to 1992.  ESCO Electronics was formed as an independent NYSE corporation in 1990 through the spin-off of Emerson’s government and defense business.

From 1968 to 1990, Mr. Adorjan held a variety of management and executive positions with Emerson Electric Company.  In 1978 he was appointed senior vice president of Corporate Development, responsible for Emerson’s planning, acquisition and technology development activities.  He was promoted to executive vice president in 1983, responsible for Emerson’s finance, international, planning, acquisition and technology functions.  In 1988, Mr. Adorjan became Vice Chairman of the Board, where he assumed additional responsibility for Emerson’s government and defense operations.

Mr. Adorjan serves as a director for Goss Graphics Systems Inc., HK Systems, and is Chairman of Bates Sales Company.  He also serves as Chairman of the Board of Trustees of Saint Louis University and serves on the Board of Ranken Technical College.  He has previously served as Director on both private and public companies and has been actively engaged in both business and civic affairs.

On October 25, 2005 the Company issued a press release announcing the election of Mr. Adorjan as a director. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                Financial Statements and Exhibits

(c)                                                                                  Exhibits

99.1 Press release for Thermadyne Holdings Corporation on October 25, 2005 announcing the election of J. Joe Adorjan to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 26, 2005

THERMADYNE HOLDINGS CORPORATION

		By:	/s/ David L. Dyckman
		Name:	David L. Dyckman
		Title:	Executive Vice President and
Chief Financial Officer

Exhibit Index

Index Number	Description

99.1	Press Release for Thermadyne Holdings Corporation issued on October 25, 2005 announcing the election of J. Joe Adorjan to the Board of Directors.